Exhibit 10.15

NOCIMED, INC.

AMENDMENT NO. 3 TO

SERIES B-1 PREFERRED STOCK PURCHASE AGREEMENT

This Amendment No. 3 to Series B-1 Preferred Stock Purchase Agreement (the "Amendment") is made as of April 24, 2018 (the "Amendment Effective Date") by and between Nocimed, Inc., a Delaware corporation (the "Company"), and the purchaser set forth on the signature page hereto (the "Purchaser").

WHEREAS, the Company and the Purchaser entered into that certain Series B-1 Preferred Stock Purchase Agreement, dated as of July 27, 2017, by and among the Company and the purchasers listed on Exhibit A thereto, which was amended by that certain Amendment No. 1 to Series B-1 Preferred Stock Purchase Agreement dated as of February 1, 2018 and that certain Amendment No. 2 to Series B-1 Preferred Stock Purchase Agreement dated as of March 30, 2018 (as amended, the "Purchase Agreement"), pursuant to which the Company sold and issued shares of the Company's Series B-1 Preferred Stock to the purchasers;

WHEREAS, the Company and the Purchaser wish to further amend the Purchase Agreement to provide for one additional sale of Shares as set forth herein;

WHEREAS, pursuant to Section 6.6 of the Purchase Agreement, the Purchase Agreement may be amended only with the written consent of the Company and the holders of a majority of the Shares (as defined in the Purchase Agreement) purchased or agreed to be purchased pursuant to the Purchase Agreement, which majority shall include NuVasive, Inc. so long as NuVasive, Inc. and/or its affiliates hold(s) any Shares; and

WHEREAS, the undersigned together represent the Company and the holders of a majority of the Shares purchased or agreed to be purchased pursuant to the Purchase Agreement.

NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendment of Section 2.2 of Purchase Agreement. The first sentence of Section 2.2 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"At any time prior to April 15, 2018, subject to the approval of the Company's Board of Directors (the "Board"), the Company may sell in one or more additional closings (each, an "Additional Closing", and, together with the Initial Closing, each a "Closing") up to the balance of the Shares not sold at the Initial Closing (the "Additional Shares") to one or more existing or new investors approved in writing by NuVasive, Inc. ("NuVasive"), which approval shall not be unreasonably withheld (the "Additional Purchasers"); provided that after April 15, 2018 through April 30, 2018, the Company may sell in one additional closing (which shall also be deemed a "Closing" and an "Additional Closing"), an additional 39,616 Shares to `PENSCO Trust Company LLC Custodian FBO Leroy B. Lanuti IRA,' Mr. Leroy Brett Lanuti's IRA, or another account of or owned by Mr. Lanuti or of which he is the beneficiary."

2.       Miscellaneous.

(a)       Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

(b)       Entire Agreement; Amendment.

(i)               This Amendment, the Purchase Agreement and any documents referenced herein and therein, sets forth the entire agreement and understanding of the parties hereto relating to the subject matter herein and supersede all prior agreements and understandings relating to such subject matter.

(ii)              No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless in writing signed by the parties to this Amendment.

(iii)            Except as expressly modified by this Amendment, the terms of the Purchase Agreement remain unchanged, and the Purchase Agreement shall remain in full force and effect as so modified.

(c)       Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Pages Follow]

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The parties have executed this Amendment No. 3 to Series B-1 Preferred Stock Purchase Agreement as of the Amendment Effective Date.

COMPANY:	PURCHASER:

Nocimed, Inc.	NuVasive, Inc.

By: /s/ Brett Lanuti	By: /s/ Greg Lucier
Brett Lanuti	Greg Lucier
Chief Executive Officer	Chief Executive Officer

Address:	Address:
370 Convention Way	7475 Lusk Boulevard
Redwood City, CA 94063	San Diego, CA 92121
ATTN: Brett Lanuti	ATTN:
E-mail: blanuti@nocimed.com	E-mail:

PURCHASER:

SC CAPITAL. I, LLC

By: /s/ David K Neal
David K. Neal
Address:
1 Compound Dr.
Hutchinson, KS 67502
Attn::David K. Neal
E-mail:David.K.Neal@FrontierWealth.com

SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO

SERIES B-I PREFERRED STOCK PURCHASE AGREEMENT OF NOCIMED, INC.

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